Exhibit 99.2

MANTRA VENTURE GROUP LTD.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On April 25, 2017, Mantra Venture Group Ltd. (the “Company” or “Mantra”) entered into and closed on an Asset Purchase Agreement (the “Agreement”) with InterCloud Systems, Inc. (“InterCloud”), a Delaware corporation. Pursuant to the terms the Agreement, InterCloud agreed to sell, and Mantra agreed to purchase, 80.1% of the assets associated with InterCloud’s “AW Solutions” business (“AWS”) including, but not limited to, fixed assets, real property, intellectual property, and accounts receivables (collectively, the “Assets”).

The following unaudited pro forma condensed combined financial statements of the combined company (the “pro forma financial statements”) include the unaudited pro forma condensed combined balance sheet as of February 28, 2017, (the “pro forma balance sheet”), the unaudited pro forma condensed combined statement of operations for the twelve months ended May 31, 2016 (the “twelve month pro forma statement of operations”), and the unaudited pro forma condensed combined statement of operations for the 9 months ended February 28, 2017, (the “nine month pro forma statement of operations”), as adjusted to give effect to the Company’s acquisition of AWS and the related financing transaction.

The pro forma balance sheet combines the historical condensed consolidated balance sheet of the Company as of February 28, 2017, and the historical condensed combined balance sheet of AWS as of March 31, 2017, giving effect to the acquisition as if it had been consummated on February 28, 2017. The twelve month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the year ended May 31, 2016 and the historical condensed combined statement of operations of AWS for the 12 months ended June 30, 2016, each giving effect to the acquisition as if it had been consummated on June 1, 2015, the first day of the Company’s fiscal year ended May 31, 2016.

The nine month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the nine months ended February 28, 2017 and the historical condensed combined statement of operations of AWS for the nine months ended March 31, 2017, each giving effect to the acquisition as if it had been consummated on June 1, 2017, the first day of the Company’s fiscal year ended May 31, 2017.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the combined company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and AWS’ historical information included herein.

1

MANTRA VENTURE GROUP LTD.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(UNAUDITED)

(expressed in US Dollars)
	MANTRA FEBRUARY 28, 2017	AWS MARCH 31, 2017	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

ASSETS

Current Assets
Cash	$-	$104,900	$400,000	(d)	$304,900
			(200,000)	(c)
Accounts receivable	3,417	2,281,128	-		2,284,545
Other current assets	1,056	8,291	-		9,347
	4,473	2,394,319	200,000		2,598,792

Non-Current Assets
Property, plant and equipment	51,852	116,144	-		167,996
Goodwill	-	1,076,576	(1,076,576)	(i)	965,765
			965,765	(i)
Customer lists	-	861,625	181,297	(f)	1,042,922
Tradenames	-	786,625	(127,329)	(f)	659,296
Intangible assets	59,060	2,552	-		61,612
Other assets	-	25,379	-		25,379
Investment in AW Solutions	-	-	3,130,701	(a)	-
			(3,130,701)	(k)
Total Assets	$115,385	$5,263,220	$143,157		$5,521,762

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$930,297	$1,414,504	$-		$2,344,801
Due to related parties	236,579	-	-		236,579
Loans payable	221,888	105,694	(105,694)	(b)	221,888
Convertible debentures	868,611	-	1,056,701	(a)	1,925,312
			440,000	(d)
			(440,000)	(d)
Derivative liabilities	1,160,791	-	1,174,000	(a)	3,644,481
			425,912	(d)
			883,778	(d)
Contingent liabilities	-	-	900,000	(a)	900,000
Capital lease – current portion	5,370	-	-		5,370
	3,423,536	1,520,198	4,334,697		9,278,431

Non-Current
Deferred taxes	-	38,163	328,360	(l)	366,523
Total Liabilities	3,423,536	1,558,361	4,663,057		9,644,954

Shareholders’ Equity
Common stock	1,193	48	(48)	(k)	1,193
Additional paid-in capital	11,611,360	10,811,014	105,694	(b)	11,650,554
			39,194	(e)
			(10,916,708)	(k)
Common stock subscribed	115,367	-	-		115,367
Accumulated deficit	(14,785,181)	(8,081,678)	(909,690)	(d)	(16,262,425)
			(200,000)	(c)
			8,081,678	(k)
			(328,360)	(l)
			(39,194)	(e)
Total controlling interest	(3,057,261)	2,729,384	(4,167,434)		(4,495,311)
Non-controlling interest	(250,890)	975,475	(975,475)	(j)	372,119
			623,009	(j)
Total Stockholders (Deficit) Equity	(3,308,151)	3,704,859	(4,519,900)		(4,123,192)
Total Liabilities and Stockholders’ (Deficit) Equity	$115,385	$5,263,220	$143,157		$5,521,762

The accompanying notes are an integral part of these pro forma condensed combined financial statements

2

MANTRA VENTURE GROUP LTD.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(UNAUDITED)

(expressed in US Dollars)
	MANTRA NINE MONTHS ENDED FEBRUARY 28, 2017	AWS NINE MONTHS ENDED MARCH 31, 2017	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

Sales	$-	$7,182,165	$-		$7,182,165
Cost of goods sold	-	6,827,366	-		6,827,366
Gross Profit	-	354,799	-		354,799

OPERATING EXPENSES
Consulting, salary and wages	168,578	572,216	322,500	(m)	1,063,294
Depreciation and amortization	24,329	242,995	3,973	(f)	271,297
Foreign exchange (gain)	(6,231)	-	-		(6,231)
General and administrative expenses	53,056	923,149	-		976,205
Goodwill impairment charges	-	1,657,797	-		1,657,797
Intangible asset impairment charge	-	1,557,112	-		1,557,112
Management fees	136,666	-	-		136,666
Professional fees	35,007	-	200,000	(c)	235,007
Research and development	23,974	-	-		23,974
Total operating expenses	435,379	4,953,269	526,473		5,915,121
Loss from operations	(435,379)	(4,598,470)	(526,473)		(5,560,322)

OTHER INCOME (EXPENSE)
Loss on settlement of debt	(19,418)	-	-		(19,418)
Accretion of discounts on convertible debentures	(379,114)	-	-		(379,114)
Loss on change in fair value of derivatives	(148,280)	-	(909,690)	(d)	(1,057,970)
Interest expense	(111,518)	(5,807)	(906,622)	(g)	(1,225,340)
			(201,393)	(h)
Loss on disposal of subsidiary	-	(60,715)	-		(60,715)

Total other expenses	(658,330)	(66,522)	(2,017,705)		(2,742,557)
Net loss	(1,093,709)	(4,664,992)	(2,544,178)		(8,302,879)

Less: net loss attributable to NCI	14,616	928,333	64,968	(f)(m)	1,007,917

Net loss attributable to the company	$(1,079,093)	$(3,736,659)	$(2,479,210)		$(7,294,262)

Basic and diluted loss per share					$(0.07)

Weighted average number of shares outstanding (Note 6)					102,822,723

The accompanying notes are an integral part of these pro forma condensed combined financial statements

3

MANTRA VENTURE GROUP LTD.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(UNAUDITED)

(expressed in US Dollars)
	MANTRA YEAR ENDED MAY 31, 2016	AWS TWELVE MONTHS ENDED JUNE 30, 2016	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

Sales	$70,298	$12,506,471	$-		$12,576,769
Cost of goods sold	-	10,956,896	-		10,956,896
Gross Profit	70,298	1,549,575	-		1,619,873

OPERATING EXPENSES
Consulting, salary and wages	195,456	885,067	430,000	(m)	1,510,523
Depreciation and amortization	27,908	641,159	5,297	(f)	674,364
Foreign exchange (gain)	(552)	-	-		(552)
General and administrative expenses	222,554	1,364,507	-		1,587,061
Management fees	198,023	-	-		198,023
Professional fees	141,859	-	200,000	(c)	341,859
Research and development	137,615	-	-		137,615
Total operating expenses	922,863	2,890,733	635,297		4,448,893
Loss from operations	(852,565)	(1,341,158)	(635,297)		(2,829,020)

OTHER INCOME (EXPENSE)
Loss on settlement of debt	(24,000)	-	-		(24,000)
Accretion of discounts on convertible debentures	(439,465)	-	-		(439,465)
Gain (loss) on change in fair value of derivatives	(401,870)	-	(909,690)	(d)	(1,311,560)
Interest expense	(226,665)	(6,968)	(1,334,000)	(g)	(2,042,833)
			(475,200)	(h)
Total other expenses	(1,092,000)	(6,968)	(2,718,890)		(3,817,858)
Net loss	(1,944,565)	(1,348,126)	(3,354,187)		(6,646,878)

Less: net loss attributable to NCI	43,688	268,277	86,624	(f)(m)	398,589

Net loss attributable to the company	$(1,900,877)	$(1,079,849)	$(3,267,563)		$(6,248,289)

Basic and diluted loss per share					$(0.08)

Weighted average number of shares outstanding (Note 6)					78,327,306

The accompanying notes are an integral part of these pro forma condensed combined financial statements

4

MANTRA VENTURE GROUP LTD.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FEBRUARY 28, 2017 (UNAUDITED)

(expressed in US dollars)

1.	Basis of Presentation

Pursuant to the Asset Purchase Agreement (the “Agreement”) with InterCloud Systems, Inc. (“InterCloud”), a Delaware corporation InterCloud agreed to sell, and Mantra agreed to purchase, 80.1% of the assets associated with InterCloud’s “AW Solutions” business (“AWS”) including, but not limited to, fixed assets, real property, intellectual property, and accounts receivables (collectively, the “Assets”).

These unaudited pro forma condensed combined financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of the Company and AWS.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of AWS’ assets acquired and liabilities assumed.

These pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Company as at February 28, 2017, with the unaudited interim balance sheet of AWS as at March 31, 2017, giving effect to the transaction as if it occurred on February 28, 2017.
(b)	an unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the year ended May 31, 2016, with the unaudited statement of operations of AWS for the twelve months ended June 30, 2016, giving effect to the transaction as if it occurred on June 1, 2015.
(c)	an unaudited pro forma statement of operations combining the unaudited interim statement of operations of the Company for the nine months ended February 28, 2017, with the unaudited interim statement of operations of AWS for the nine months ended March 31, 2017, giving effect to the transaction as if it occurred on June 1, 2016.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the year ended May 31, 2016. Based on the review of the accounting policies of AWS, it is the Company’s management’s opinion that there are no material accounting differences between the accounting policies of the Company and AWS. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

5

MANTRA VENTURE GROUP LTD.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FEBRUARY 28, 2017 (UNAUDITED)

(expressed in US dollars)

2.	Proposed Transactions

The purchase price paid by the Company for the Assets includes the assumption of certain liabilities and contracts associated with AWS, the issuance to InterCloud of a convertible promissory note in the aggregate principal amount of $2,000,000 (the “$2,000,000 Convertible Note”), and a potential earn-out after six months in an amount equal to the lesser of (i) three times EBITDA (as defined in the Asset Purchase Agreement) of the Business for the six-month period immediately following the closing and (ii) $1,500,000.

The interest on the outstanding principal due under the $2,000,000 Convertible Note accrues at a rate of 8% per annum. All principal and accrued interest under the $2,000,000 Convertible Note is due one year following the issue date of the $2,000,000 Convertible Note, and is convertible into shares of common stock at a conversion price equal to 75% of the lowest volume weighted average price during the 15 trading days immediately preceding the date of conversion, subject to adjustment upon the occurrence of certain events.

On April 28, 2017, the Company issued a senior secured convertible promissory note in the aggregate principal amount of $440,000 (the “$440,000 Convertible Note”) for an aggregate purchase price of $400,000, and a warrant with a term of three years to purchase up to 27,500,000 shares of common stock of the Company at an exercise price of $0.0255 per share.

The interest on the outstanding principal due under the $440,000 Convertible Note accrues at a rate of 8% per annum. All principal and accrued interest under the $440,000 Convertible Note is due on April 27, 2018 and is convertible into shares of the Company’s common stock at a conversion price equal to 75% of the lowest volume weighted average price during the 15 trading days immediately preceding the conversion, subject to adjustment upon the occurrence of certain events.

3.	Preliminary Purchase Price Allocation

The Company has performed a preliminary valuation analysis of the fair market value of AWS’ assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Purchase Price
The $2,000,000 Convertible Note	$2,230,701
Contingent Consideration	900,000
Total Purchase Price	$3,130,701

Allocation of Purchase Price
Cash	$104,900
Accounts receivable	2,281,128
Other current assets	8,291
Equipment	116,144
Goodwill	965,765
Customer lists	1,042,922
Tradenames	659,296
Other intangible assets	2,552
Other assets	25,379
Accounts payable	(881,193)
Accrued expenses	(533,311)
Deferred income taxes	(38,163)
Noncontrolling interest	(623,009)
$3,130,701

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet and pro forma statement of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

6

MANTRA VENTURE GROUP LTD.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FEBRUARY 28, 2017 (UNAUDITED)

(expressed in US dollars)

4.	Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma financial statements incorporate the following pro forma adjustments:

(a)	Represents the issuance of the $2,000,000 Convertible Note and contingent consideration payable in exchange for the Assets of AWS. This adjustment also includes the fair value of the derivative liability associated with the note conversion feature of $1,174,000 which resulted in a discount to the note payable of $1,174,000 to $826,000.

The contingent consideration payable was recorded at it’s estimated fair value of $900,000.

(b)	Represents the forgiveness of a $105,694 related party loan prior to the acquisition.

(c)	Represents the payment of the estimated transaction costs of $200,000 related to the acquisition of AWS.

(d)	Reflects the new $440,000 Convertible Note and warrant to purchase 27,500,000 shares of common stock of the Company at an exercise price of $0.255 issued concurrently with the acquisition. This adjustment also includes the fair value of the derivative liability associated with the note conversion feature of $883,778 and the fair value of the derivative liability associated with the warrants issued of $425,912.

(e)	Represents the $39,194 fair value of the bonus payable in preferred shares to previous management upon the closing of the acquisition. The pro forma statements of operations do not include this bonus payable upon closing of the business combination, because this item will not have a continuing impact on operations.

(f)	Reflects the adjustment of historical intangible assets acquired by the Company to their estimated fair values. As part of the preliminary valuation analysis, the Company identified intangible assets, including trade names, and customer relationships. The fair value of identifiable intangible assets is determined primarily using the “Relief from Royalty Method,” and the “Multiple Period Excess Earnings Method”.

The following table summarizes the estimated fair values of AWS’ identifiable intangible assets and their estimated useful lives:

			Amortization Expense for the:
			Twelve	Nine
		Estimated Useful	Months Ended	Months Ended
	Estimated Fair Value	Life in Years	June 30, 2016	March 31, 2017

Customer lists	$1,042,422	10	$238,918	$179,189
Tradenames	659,296	10	82,280	61,710
	1,701,718		321,198	240,899

Historical amortization expense			(315,901)	(236,926)
Pro forma amortization expense adjustment			$5,297	$3,973

These preliminary estimates of fair value and estimated useful lives may differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the accompanying unaudited pro forma financial statements.

(g)	Represents the net increase to interest expense resulting from interest on the $2,000,000 convertible note issued as partial consideration for the acquisition of AWS.

(h)	Represents the net increase to interest expense resulting from interest on the $440,000 convertible note issued concurrently with the acquisition of AWS.

(i)	Reflects adjustment to remove AWS’ historical goodwill of $1,076,576 and record goodwill associated with the acquisition of $965,765 as described Note 3.

7

(j)	Reflects adjustment to remove AWS’ historical noncontrolling interest of $975,475 and record the estimated fair value of the noncontrolling interest associated with the acquisition of $623,009.

(k)	Represents the elimination of the historical equity of AWS.

(l)	Adjusts the deferred tax liabilities resulting from the acquisition. The estimated increase in deferred tax liabilities to $328,360 stems primarily from the fair value adjustments for intangible assets based on an estimated tax rate of 34%. This estimate of deferred income tax balances is preliminary and subject to change based on management’s final determination of the fair value of assets acquired and liabilities assumed by jurisdiction.

(m)	Reflects new compensation arrangements with two key executives in connection with the business combination, resulting in $430,000 of annual compensation. Accordingly, adjustments of $322,500 for the nine months ended February 28, 2017 and $430,000 for the year ended May 31, 2016 are reflected in the pro forma statements of operations.

5.	Pro Forma Share Capital

As a result of the acquisition, the share capital as at February 28, 2017 in the pro forma financial statements is comprised of the following:

Authorized

Unlimited common shares, without par value

	Note	Number of Shares	Par Value	Additional Paid-In Capital

Opening balance of Mantra		119,332,805	$1,193	$11,611,360

Common stock of AWS	4(a)	4,800	48	10,811,014
Forgiveness of related party debt	4(b)	-	-	105,694
Elimination of pre-acquisition share capital amounts of AWS	4(k)	(4,800)	(48)	(10,916,708)
Shares issuable as bonus to management	4(e)	-	-	39,194

Pro Forma Share Capital		119,332,805	$1,193	$11,650,554

8

6.	Pro Forma Loss Per Share

The following table sets forth the computation of pro forma basic and diluted loss per share for the nine months ended February 28, 2017 and for the year ended May 31, 2016:

	Nine months ended February 28, 2017	Year ended May 31, 2016

Numerator
Pro-Forma net loss for the period	$(7,294,262)	$(6,248,289)

Denominator
Basic and Diluted – weighted average number of shares outstanding	102,822,723	78,327,306

Pro-Forma Loss Per Share – Basic and Diluted	$(0.07)	$(0.08)

9